                                                                      Exhibit 24


                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Value City Department Stores, Inc., an Ohio corporation (the "Company"), hereby appoints Robert M. Wysinski and Richard L. Walters as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of 640,000 shares of common stock, without par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.
         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and effective on the date indicated.

       SIGNATURE                                        TITLE                                      DATE
       ---------                                        -----                                      ----

/s/ Jay L. Schottenstein                    Chairman of the Board                              May 22, 1998
---------------------------------
Jay L. Schottenstein


/s/ Saul Schottenstein                      Vice Chairman of the Board                         May 22, 1998
---------------------------------           of Directors
Saul Schottenstein


/s/ Martin P. Doolan                        President, Chief Executive Officer                 May 22, 1998
---------------------------------           and Director
Martin P. Doolan


/s/ Robert M. Wysinski                      Senior Vice President , Treasurer,                 May 22, 1998
---------------------------------           Secretary (Principal Financial Officer)
Robert M. Wysinski


/s/ Richard L. Walters                      Controller, Assistant Treasurer, and               May 22, 1998
---------------------------------           Assistant Secretary
Richard L. Walters                          (Principal Accounting Officer)


/s/ Ari Desche                              Director                                           May 22, 1998
---------------------------------
Ari Deshe


/s/ Jon P. Diamond                          Director                                           May 22, 1998
---------------------------------
Jon P. Diamond


/s/ Richard Gurian                          Director                                           May 22, 1998
---------------------------------
Richard Gurian


/s/ Dr. Norman Lamm                         Director                                           May 22, 1998
---------------------------------
Dr. Norman Lamm


/s/ Geraldine Schottenstein                 Director                                           May 22, 1998
---------------------------------
Geraldine Schottenstein


/s/ Robert L. Shook                         Director                                           May 22, 1998
---------------------------------
Robert L. Shook